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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

                                   ---------

               Date of the Earliest Event Reported: April 14, 1999

                        National Propane Partners, L.P.
             (Exact name of Registrant as specified in its charter)
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
           Delaware                       1-11867                42-1453040
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                Suite 1700, Alliant Tower, 200 1st Street, S.E.
                         Cedar Rapids, IA 52401-1409
              (Address of principal executive offices) (Zip Code)

                                 (319) 365-1550
              (Registrant's telephone number, including area code)







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Item 7. Financial Statements and Exhibits

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c) Exhibits

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
EXHIBIT
  NO.                                                            DESCRIPTION
-------             -----------------------------------------------------------------------------------------------------
  10.1   --  Letter Agreement, dated as of June 6, 1996, between Ronald D. Paliughi and National Propane
             Corporation.
  10.2   --  Corporate Services Agreement dated as of July 2, 1996 between National Sales & Service, Inc. and
             National Propane Corporation.
  10.3   --  Letter Agreement dated as of February 20, 1999, among National Propane, L.P., the Lenders
             (as defined therein) and BankBoston, N.A., as Administrative Agent and a Lender.
  10.4   --  Amendment No. 2 to Note Agreements, dated as of April 5, 1999, among National Propane Corporation,
             National Propane SGP, Inc., National Propane, L.P. and the holders of the Company's 8.54% First
             Mortgage Notes due 2010.
  10.5   --  Purchase Agreement dated as of April 5, 1999, by and among Columbia Propane, L.P., CP Holdings, Inc.,
             Columbia Propane Corporation, National Propane Partners, L.P., National Propane Corporation, National
             Propane SGP, Inc. and Triarc Companies, Inc.
  10.6   --  Payment Guaranty dated April 5, 1999, of Columbia Energy Group in favor of National Propane Corporation.
  10.7   --  Letter Agreement dated as of March 15, 1999 between Ronald R. Rominiecki and National Propane
             Corporation.
  10.8   --  Letter Agreement dated as of March 15, 1999 between R. Brooks Sherman and National Propane
             Corporation.
  10.9   --  Letter Agreement dated as of March 15, 1999 between C. David Watson and National Propane Corporation.
  10.10  --  Indemnification Agreement, made effective as of April 24, 1993, between National Propane Corporation and Nelson
             Peltz.
  10.11  --  Indemnification Agreement, made effective as of April 24, 1993, between National Propane Corporation and Peter W.
             May.
  10.12  --  Indemnification Agreement, made effective as of September 25, 1996, between National Propane Corporation and
             Frederick W. McCarthy.
  10.13  --  Indemnification Agreement, made effective as of September 25, 1996, between National Propane Corporation and Willis
             G. Ryckman.
  10.14  --  Indemnification Agreement, made effective as April 24, 1993 between National Propane Corporation and Ronald D.
             Paliughi.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NATIONAL PROPANE PARTNERS, L.P.

                                            By: NATIONAL PROPANE CORPORATION,
                                                AS MANAGING GENERAL PARTNER


                                            By: /s/ R. Brooks Sherman
                                                --------------------------------
                                                Name:  R. Brooks Sherman
                                                Title: Vice President and
                                                       Chief Financial Officer

Date: April 14, 1999









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